UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 21, 2019

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of American Tower Corporation (the “Company”) was held on May 21, 2019 in Boston, Massachusetts. At the Annual Meeting, the Company's stockholders elected ten individuals to the Board of Directors (the “Board”), approved Proposals 2 and 3 and rejected Proposals 4 and 5. The proposals are described in more detail in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2019.

The final results of the stockholder voting regarding each proposal were as follows:
1.    Election of the following directors for the ensuing year or until their successors are elected and qualified.

Nominee	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Raymond P. Dolan	378,605,294	8,698,072	169,935	24,232,343
Robert D. Hormats	385,492,470	1,809,887	170,944	24,232,343
Gustavo Lara Cantu	381,560,794	5,739,454	173,053	24,232,343
Grace D. Lieblein	387,177,680	133,121	162,500	24,232,343
Craig Macnab	387,089,316	211,596	172,389	24,232,343
JoAnn A. Reed	381,105,302	5,747,598	620,401	24,232,343
Pamela D.A. Reeve	377,111,261	10,197,667	164,373	24,232,343
David E. Sharbutt	371,402,885	11,920,080	4,150,336	24,232,343
James D. Taiclet	375,100,428	10,190,258	2,182,615	24,232,343
Samme L. Thompson	381,545,226	5,755,639	172,436	24,232,343

2.    Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
401,294,278	10,209,123	202,243	—

3.    Approval, on an advisory basis, of the Company’s executive compensation.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
377,641,519	8,993,087	838,695	24,232,343

4.    Consideration of a stockholder proposal to adopt a policy requiring an independent Board Chairman.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
82,807,828	304,248,002	417,471	24,232,343

5.    Consideration of a stockholder proposal to require periodic reports on political contributions and expenditures.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
134,986,754	251,282,593	1,203,954	24,232,343

Item 8.01    Other Events.

On May 22, 2019, the Company issued a press release (the “Press Release”) announcing that the Board declared a cash distribution of $0.92 per share of the Company’s common stock, payable on July 12, 2019 to such stockholders of record at the close of business on June 19, 2019.

A copy of the Press Release is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 22, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	May 22, 2019	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer